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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES

                              EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) APRIL 20, 2000

                       ELECTRONICS BOUTIQUE HOLDINGS CORP.
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               (Exact Name of registrant as specified in charter)

         DELAWARE                             000-24603                    51-0379406
-------------------------------        ------------------------     ----------------------------
(State or Other Jurisdiction of        (Commission File Number)     (IRS Employer Identification
Incorporation)                                                      Number)



931 SOUTH MATLACK STREET, WEST CHESTER, PA                     19382
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(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:          (610) 430-8100
                                                             --------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

                         -------------------------------

                     Exhibit Index appears on page 4 hereof.


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ITEM 5.  OTHER EVENTS.

On April 20, 2000, Funco, Inc. (the "Funco") entered into an Amendment ("Amendment") to the Agreement and Plan of Merger with Electronics Boutique Holdings Corp., a Delaware corporation ("Registrant"), and EB Acquisition Corporation, a Minnesota corporation and a wholly owned subsidiary of Registrant ("Purchaser"), dated March 31, 2000 (the "Original Agreement" and, together with the Amendment, the "Agreement"). The amended Agreement provides that, subject to the terms and conditions of the Agreement, Registrant will cause Purchaser to acquire control of Funco through a cash tender offer (the "Offer") to purchase all of Funco's issued and outstanding common stock, par value $.01 per share (the "Shares"), for $21.00 per Share, or an aggregate purchase price of approximately $135 million. The Original Agreement had provided for a per share purchase price of $17.50.

Completion of the Offer is subject to the satisfaction of certain conditions which include, without limitation, the following: (i) there shall have validly tendered and not withdrawn a number of Shares which, together with all Shares owned, directly or indirectly, by Registrant or Purchaser, represents at least 51% of the total voting power of Funco's outstanding Shares and (ii) the expiration or early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (c)   Exhibits

             2.1 Agreement and Plan of Merger, dated as of March 31, 2000, by and among Registrant, EB Acquisition Corporation and Funco, Inc., filed under cover of Registrant's Form 8-K filed April 6, 2000 and incorporated herein by reference.

             2.2 Shareholder Agreement, dated as of March 31, 2000, by and among Registrant and David R. Pomije, filed under cover of Registrant's Form 8-K filed April 6, 2000 and incorporated herein by reference.

             2.3 Amendment to Agreement and Plan of Merger, dated as of April 20, 2000, filed under cover of Funco's Form 8-K filed April 24, 2000 and incorporated herein by reference.

             99.1 Press Release, dated April 21, 2000, announcing the Amendment to the Agreement and Plan of Merger, filed under cover of Funco's Form 14D9C filed April 21, 2000 and incorporated herein by reference.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               ELECTRONICS BOUTIQUE HOLDINGS CORP.
                               (Registrant)

Date:    April 24, 2000        By: /S/ JOSEPH J. FIRESTONE
                                   ---------------------------------------------
                                   Name:   Joseph J. Firestone
                                   Title:  President and Chief Executive Officer


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                                  EXHIBIT INDEX

EXHIBIT NO.

2.1 Agreement and Plan of Merger, dated as of March 31, 2000, by and among Registrant, EB Acquisition Corporation and Funco, Inc., filed under cover of Registrant's Form 8-K filed April 6, 2000 and incorporated herein by reference.

2.2 Shareholder Agreement, dated as of March 31, 2000, by and among Registrant and David R. Pomije, filed under cover of Registrant's Form 8-K filed April 6, 2000 and incorporated herein by reference.

2.3 Amendment to Agreement and Plan of Merger, dated as of April 20, 2000, filed under cover of Funco's Form 8-K filed April 24, 2000 and incorporated herein by reference.

99.1 Press Release, dated April 21, 2000, announcing the Amendment to the Agreement and Plan of Merger, filed under cover of Funco's Form 14D9C filed April 21, 2000 and incorporated herein by reference.